SUBSIDIARIES OF THE REGISTRANT

Entity Name	Jurisdiction of Formation
All Star C.V.	Netherlands
American Converse S.L.U.	Spain
American NIKE S.L.U.	Spain
A.S. Roma Merchandising S.R.L.	Italy
BRS NIKE Taiwan Inc.	Taiwan
Converse (Asia Pacific) Limited	Hong Kong
Converse Canada Corp.	Canada
Converse Canada Holding B.V.	Netherlands
Converse Deutschland GmbH	Germany
Converse do Brasil Ltda.	Brazil
Converse Europe Limited	United Kingdom
Converse Footwear Technical Service (Zhongshan) Co., Ltd.	People’s Republic of China
Converse France S.A.S	France
Converse Holdings LLC	Delaware
Converse Hong Kong Holding Company Limited	Hong Kong
Converse Hong Kong Limited	Hong Kong
Converse Inc.	Delaware
Converse Korea LLC	South Korea
Converse Netherlands B.V.	Netherlands
Converse Retail B.V.	Netherlands
Converse Retail Italy S.r.l.	Italy
Converse Sporting Goods (China) Co., Ltd.	People’s Republic of China
Converse Trading Company B.V.	Netherlands
F.C. Internazionale Merchandising s.r.l.	Italy
French Football Merchandising S.A.S.	France
Futbol Club Barcelona Merchandising, S.L.	Spain
Hurley 999, S.L.U.	Spain
Hurley Australia Pty. Ltd.	Australia
Hurley International LLC	Oregon
Hurley Phantom C.V.	Netherlands
LATAM Comercio de Productos Esportivos Ltda.	Brazil
NIKE 360 Holding B.V.	Netherlands
NIKE 360 Jordan with Limited Liability	Jordan
NIKE Air Ace B.V.	Netherlands
NIKE Air Max LLC	Delaware
NIKE Amplify LLC	Delaware
NIKE Argentina S.R.L.	Argentina
NIKE Asia Holding B.V.	Netherlands
NIKE Australia Pty. Ltd.	Australia
NIKE CA LLC	Delaware
NIKE Canada Corp.	Canada
NIKE Canada Holding B.V.	Netherlands
NIKE Chile B.V.	Netherlands
NIKE China Holding HK Limited	Hong Kong
NIKE Codrus Coöperatief U.A.	Netherlands
NIKE Commercial (China) Co., Ltd.	People’s Republic of China
NIKE CR d.o.o	Croatia
NIKE Czech s.r.o.	Czech Republic

Entity Name	Jurisdiction of Formation
NIKE de Chile Ltda.	Chile
NIKE de Mexico, S. de R.L. de C.V.	Mexico
NIKE Denmark ApS	Denmark
NIKE Deutschland GmbH	Germany
NIKE do Brasil Comercio e Participacoes Ltda.	Brazil
NIKE Elevate C.V.	Netherlands
NIKE Europe Holding B.V.	Netherlands
NIKE European Operations Netherlands B.V.	Netherlands
NIKE Finance Ltd.	Bermuda
NIKE Finland OY	Finland
NIKE France S.A.S.	France
NIKE Fuel B.V.	Netherlands
NIKE Fundamentals C.V.	Netherlands
NIKE Galaxy Holding B.V.	Netherlands
NIKE Gesellschaft m.b.H.	Austria
NIKE Glide C.V.	Netherlands
NIKE Global Holding B.V.	Netherlands
NIKE GLOBAL SERVICES PTE. LTD.	Singapore
NIKE Global Trading B.V.	Netherlands
NIKE GLOBAL TRADING PTE. LTD.	Singapore
NIKE Group Holding B.V.	Netherlands
NIKE Hellas EPE	Greece
NIKE Holding, LLC	Delaware
NIKE Hong Kong Limited	Hong Kong
NIKE Huarache	Bermuda
NIKE Hungary LLC	Hungary
NIKE Ignite LLC	Delaware
NIKE IHM, Inc.	Missouri
NIKE India Holding B.V.	Netherlands
NIKE India Private Limited	India
NIKE Innovate C.V.	Netherlands
NIKE International Holding B.V.	Netherlands
NIKE International Holding, Inc.	Delaware
NIKE International LLC	Delaware
NIKE International Ltd.	Bermuda
NIKE Israel Ltd.	Israel
NIKE Italy S.R.L.	Italy
NIKE Japan Corp.	Japan
NIKE Japan Group LLC	Japan
NIKE Korea LLC	South Korea
NIKE Laser Holding B.V.	Netherlands
NIKE Licenciamentos Ltda.	Brazil
NIKE Lightning C.V.	Netherlands
NIKE Logistics Yugen Kaisha	Japan
NIKE Maxim C.V.	Netherlands
NIKE Mercurial Corp.	Delaware
NIKE Mercurial Hong Kong Limited	Hong Kong
NIKE Mercurial Licensing Limited	United Kingdom
NIKE Mercurial Ltd.	United Kingdom
NIKE Mercurial I Limited	United Kingdom

Entity Name	Jurisdiction of Formation
NIKE Mexico Holdings, LLC	Delaware
NIKE New Zealand Company	New Zealand
NIKE Norway AS	Norway
NIKE NZ Holding B.V.	Netherlands
NIKE Offshore Holding B.V.	Netherlands
NIKE Oscillate LLC	Delaware
NIKE Panama S. de R.L.	Panama
NIKE Philippines, Inc.	Philippines
NIKE Poland Sp. z o.o.	Poland
NIKE Retail B.V.	Netherlands
NIKE Retail Hellas Ltd.	Greece
NIKE Retail Israel Ltd.	Israel
NIKE Retail LLC	Russia
NIKE Retail Poland Sp. z o.o.	Poland
NIKE Retail Services, Inc.	Oregon
NIKE Retail Turkey	Turkey
NIKE Revolution C.V.	Netherlands
NIKE Russia LLC	Russia
NIKE SALES (MALAYSIA) SDN. BHD.	Malaysia
NIKE Servicios de Mexico, S. de R.L. de C.V.	Mexico
NIKE SINGAPORE PTE. LTD.	Singapore
NIKE Slovakia s.r.o.	Slovakia
NIKE Sourcing India Private Limited	India
NIKE Sourcing (Guangzhou) Co., Ltd.	People’s Republic of China
NIKE South Africa (Proprietary) Limited	South Africa
NIKE South Africa Holdings LLC	Delaware
NIKE Sphere C.V.	Netherlands
NIKE Sports (China) Company, Ltd.	People’s Republic of China
NIKE Suzhou Holding HK Limited	Hong Kong
NIKE Sweden AB	Sweden
NIKE (Switzerland) GmbH	Switzerland
NIKE Taiwan Limited	Taiwan
NIKE (Thailand) Limited	Thailand
NIKE TN, Inc.	Oregon
NIKE Trading Company B.V.	Netherlands
NIKE UK Holding B.V.	Netherlands
NIKE (UK) Limited	United Kingdom
NIKE USA, Inc.	Oregon
NIKE Vapor Ltd.	United Kingdom
NIKE Victory Cooperatief U.A.	Netherlands
NIKE Vietnam Limited Liability Company	Vietnam
NIKE Vision, Timing and Techlab, LP	Texas
NIKE Vomero Cooperatief U.A.	Netherlands
NIKE Wholesale LLC	Slovenia
NIKE Woodside I, LLC	Oregon
NIKE Woodside II, LLC	Oregon
NIKE Woodside I Holdings, Inc.	Oregon
NIKE Woodside II Holdings, Inc.	Oregon
NIKE Zoom LLC	Delaware
North West Merchandising Limited	United Kingdom

Entity Name	Jurisdiction of Formation
Piemonte Merchandising S.R.L.	Italy
PT Hurley Indonesia	Indonesia
PT NIKE Indonesia	Indonesia
Triax Insurance, Inc.	Hawaii
Twin Dragons Global Limited	Hong Kong
Twin Dragons Holding B.V.	Netherlands
Yugen Kaisha Hurley Japan	Japan